Prospectus Supplement

December 7, 2015

Morgan Stanley Institutional Liquidity Funds

Supplement dated December 7, 2015 to the Morgan Stanley Institutional Liquidity Funds Prospectuses dated February 27, 2015

Money Market Portfolio Prime Portfolio Government Portfolio Government Securities Portfolio Treasury Portfolio Treasury Securities Portfolio Tax-Exempt Portfolio (each, a "Portfolio")

The section of each Portfolio's Prospectus entitled "Shareholder Information—Pricing of Portfolio Shares" is hereby deleted and replaced with the following:

Pricing of Portfolio Shares

Shares of the Portfolios may be purchased or sold (redeemed) at the NAV next determined after the Fund receives your order in good order and State Street Bank and Trust Company (the "Custodian") receives monies credited by a Federal Reserve Bank ("Federal Funds") prior to the close of the Fed wire. You begin earning dividends the same day your Institutional Class shares are purchased provided the Fund receives your purchase amount in Federal Funds that day as set forth above. Orders to purchase shares of a Portfolio must be received by the Fund prior to the following times: for the Prime Portfolio, Government Portfolio and Treasury Portfolio—5:00 p.m. Eastern time; for the Government Securities Portfolio and Treasury Securities Portfolio—3:00 p.m. Eastern time; and for the Tax-Exempt Portfolio—2:00 p.m. Eastern time. On any business day that the NYSE closes early, or when SIFMA recommends that the securities markets close early, the Fund may close early and purchase orders received after such earlier closing times will be processed the following business day. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Portfolio reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, or such time noted above, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to remain open on days when the NYSE is closed or closes early but on which SIFMA recommends that the bond markets remain open for all or part of the day. Purchase orders received by the Fund and not funded by 6:00 p.m. on the trade date may be subject to an overdraft charge.

Please retain this supplement for future reference.

  LFMMSPT-1215

Statement of Additional Information Supplement

December 7, 2015

Morgan Stanley Institutional Liquidity Funds

Supplement dated December 7, 2015 to the Morgan Stanley Institutional Liquidity Funds Statement of Additional Information dated February 27, 2015

Money Market Portfolio Prime Portfolio Government Portfolio Government Securities Portfolio Treasury Portfolio Treasury Securities Portfolio Tax-Exempt Portfolio

The first paragraph of the section of the Statement of Additional Information entitled "Redemption of Shares" is hereby deleted and replaced with the following:

Generally, payment for Fund shares sold will be made on the day on which the order is processed, but under certain circumstances may not be made until the next business day. The Fund may postpone and/or suspend redemption and payment beyond one business day only as follows: (a) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks; (b) or any period (i) during which the New York Stock Exchange ("NYSE") is closed other than customary week-end and holiday closings or (ii) during which trading on the New York Stock Exchange is restricted; (c) for any period during which an emergency exists as a result of which (i) disposal of securities owned by the Fund is not reasonably practicable or (ii) it is not reasonably practicable for the Fund to fairly determine the NAV of shares of the Fund; (d) for any period during which the SEC has, by rule or regulation, deemed that (i) trading shall be restricted or (ii) an emergency exists; (e) for any period that the SEC may by order permit; or (f) for any period during which the Fund as part of a necessary liquidation of a Portfolio, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws. In addition, when The Securities Industry and Financial Markets Association recommends that the securities markets close early, payments with respect to redemption requests received subsequent to the recommended close will be made the next business day. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Portfolio reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, or such time as noted in the Portfolio's Prospectus, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations.

Please retain this supplement for future reference.